AIG LIFE INSURANCE COMPANY
                               VARIABLE ACCOUNT II


     SUPPLEMENT DATED JUNE 11, 1998, TO THE GROUP FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES PROSPECTUS DATED MAY 1, 1998

         This Supplement provides information regarding a change in the investment options available under the Contract. The Conservative Investors Portfolio, Growth Investors Portfolio and Short-Term Multi Market Portfolio of the ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC. ("Alliance") are available to Contract Owners in addition to the Alliance Portfolios offered in the Prospectus.

         This Supplement amends the contents of the Prospectus, under the headings indicated, as follows:

PERFORMANCE INFORMATION

                          AVERAGE ANNUAL TOTAL RETURNS*
                             As of December 31, 1997

                                                                                    Since
Portfolio                  Inception Date   1 Year    3 Years 5 Years  10 Years   Inception

Conservative Investors     10/28/94         10.22%     9.52%     N/A       N/A       9.17%
Growth Investors           10/28/94         15.29%    13.83      N/A       N/A      12.47%
Short-Term Multi Market(1) 11/28/90          N/A        N/A      N/A       N/A        N/A

     * The performance information reflects the total of the income generated by the portfolio net of the total portfolio operating expenses, plus capital gains and losses, realized or unrealized, and net of the mortality and expense risk charge. The performance results do not reflect: monthly deductions; cost of insurance; surrender charges; sales loads and any state or local premium taxes (see charges and deductions in the prospectus). If these charges were included, the total return figures would be lower. The data assumes the Policy' Subaccounts were in existence on the portfolio' inception date. The Policy was first offered on May 4, 1995.

     (1) Performance information is not included because as of December 31, 1997, the Portfolio has not been available to Policies under this Prospectus for a full year.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

Conservative Investors Portfolio

         This Portfolio seeks the highest total return without, in the view of the Fund's Adviser, undue risk to the principal by investing in a diversified mix of publicly traded equity and fixed-income securities.

Growth Investors Portfolio

         This Portfolio seeks the highest total return consistent with what the Fund's Adviser considers to be reasonable risk by investing in a diversified mix of publicly traded equity and fixed-income securities.

Short-Term Multi Market Portfolio

     This Portfolio seeks the highest level of current income, consistent with what the Fund's Adviser considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities denominated in U.S. dollars and selected foreign currencies and having remaining maturities of not more than three years.

THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVE WILL BE ACHIEVED.

     THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR VARIABLE ACCOUNT II DATED MAY 1, 1998 AND THE ALLIANCE FUND PROSPECTUS DATED MAY 1, 1998.